UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 3, 2004

Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

898A Faulstich Court
San Jose, CA 95112
(Address of principal executive offices, including zip code)

(408) 453-8840

(Registrant’s telephone number, including area code)

Registrant is not required to file, and is not filing, this Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934. Registrant is filing this Report on Form 8-K solely to fulfill its obligations under the Indenture, dated as of January 23, 2004, by and among Portola Packaging, Inc., the subsidiary guarantors parties hereto, and U.S. Bank National Association.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2004, Portola Packaging, Inc. issued a press release announcing financial results for its fourth quarter and year ended August 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated November 3, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.
Date: November 3, 2004	By:	/s/ Michael T. Morefield
Michael T. Morefield
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 3, 2004